UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003



                          PENTHOUSE INTERNATIONAL, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



          Florida                         333-83448               65-1158257
----------------------------      ------------------------  --------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



    11 Penn Plaza, New York, New York                               10001
-----------------------------------------                         ----------
(Address of principal executive offices)                          (Zip Code)


                                 (212) 702-6000
               --------------------------------------------------
               (Registrant's telephone number including area code)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

On August 12, 2003, General Media, Inc., a Delaware corporation ("General Media"), and its direct and indirect subsidiaries, General Media Art Holdings, Inc., General Media Communications, Inc., General Media Entertainment, Inc., General Media (UK), Ltd., GMCI Internet Operations, Inc., GMI On-Line Ventures, Ltd., Penthouse Images Acquisitions, Ltd. and Pure Entertainment Telecommunications, Inc., (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors are managing their properties and operate their businesses as "debtors-in- possession" subject to the supervision and orders of the Bankruptcy Court (Case No. 03-15078) pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. A copy of the press release announcing the bankruptcy filings is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. General Media is a 99.5% owned subsidiary of Penthouse International, Inc. (the "Registrant"), which did not file for bankruptcy protection.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 12, 2003, General Media, Inc. issued a press release regarding its filing under the Bankruptcy Code. The Registrant hereby incorporates by reference herein the information set forth in the Press Release dated August 12, 2003, a copy of which is annexed hereto as Exhibit 99.1.

General Media also announced that concurrent with the Chapter 11 filing, it closed a $5 million debtor-in-possession (DIP) line of credit with a select number of its secured bondholders and appointed T. Scott Avila as Chief Restructuring Officer, a newly created position, to oversee the Debtors restructuring and to work with Debtors to evaluate strategic options. The Debtors plan to seek to restructure their operations and prepare a plan of reorganization for filing with the Court in due course. The equity of General Media held by the Registrant is at risk of being extinguished under the plan.

On June 13, 2003 the Registrant filed a Form 8-K report with the Securities and Exchange Commission ("SEC") which urged investors not to rely on the information contained in its Form 10-Q filing for the period ended March 31, 2003 and that it planned to file an amended Form 10-Q for such period during the week of July 7, 2003. On August 18, 2003 the Registrant filed a Form 12b-25 which notified the SEC and investors that it required additional time to file its Form 10-Q report for the period ending June 30, 2003. As of the date of this filing, the overwhelming majority of General Media's financial department's resources are devoted to the DIP reporting and disclosure and assisting the Debtors in preparing a plan of reorganization. The Registrant does not have a financial department and relies on its subsidiaries financial department for information and financial reporting. In addition, there are uncertainties relating to the plan of reorganization and bankruptcy filings which create uncertainties as to the proper carrying value of certain of the Debtors assets. Finally, the Registrant's statutory obligation to file periodic reports pursuant to Section 15(d) of the Securities Exchange Act of 1934,is suspended for any fiscal year, other than the fiscal year in which a Securities Act registration became effective, if, at the beginning of the fiscal year, less than 300 persons are stockholders of record. The Registrant voluntarily filed the Form 10-Q in order to continue quotation of the Registrant's shares in the Over-the-Counter Bulletin Board. Accordingly, the Registrant will endeavor to file an amended Form 10-Q for the quarter ended March 31, 2003 and will either file an appropriate notice with the Securities and Exchange Commission of this suspension or will file a Form 10-Q for the period ended June 30, 2003 as soon as its limited resources will allow.

The Registrant previously reported that the Securities and Exchange Commission commenced an inquiry pertaining to its financial statements for the year ended December 31, 2002 and the quarter ended March 31, 2003, the accounting treatment of a website management agreement and the engagement and termination of auditing services during 2002 and 2003. On July 23, 2003 the Registrant's attorney received a formal order of investigation from the Securities and Exchange Commission. The Registrant cannot predict how long this investigation will last or their outcome. The Registrant is cooperating fully and intends to continue to do so.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit
                  Number             Description
                  ------             -----------

                  99.1     Press Release dated August 12, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PENTHOUSE INTERNATIONAL, INC.




Date:  August 27, 2003                        By:   /s/ Robert C. Guccione
                                                 -------------------------------
                                                  Robert C. Guccione, President